UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

MEGA MATRIX CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Agreement and Plan of Merger

As previously disclosed, on December 7, 2022, Mega Matrix Corp., a Delaware corporation (the “Company”) and MarsProtocol Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“MPU Cayman”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) related to a proposed merger transaction. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will merge with and into MPU Cayman (the “Redomicile Merger”), with MPU Cayman being the surviving company in the Redomicile Merger. Following the Redomicile Merger, MPU Cayman, together with its subsidiaries, will own and continue to conduct the Company’s business in substantially the same manner as is currently being conducted by the Company and its subsidiaries.

On April 14, 2023 (the “Amendment Date”), the Company and MPU Cayman entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), amending and restating the Merger Agreement to allow for the name change of MPU Cayman from MarsProtocol Inc. to Mega Matrix Inc. upon effectiveness of the Redomicile Merger.

Subject to the terms and conditions of the A&R Merger Agreement, upon completion of the Redomicile Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective date of the Redomicile Merger (the “Effective Date”) will be converted into the right to receive one ordinary share of MPU Cayman.

At the Effective Date, the obligations of the Company under or with respect to every plan, trust, program and benefit then in effect or administered by the Company for the benefit of the directors, officers and employees of the Company or any of its subsidiaries will become the obligations of MPU Cayman and will be implemented and administered in the same manner and without interruption until the same are amended or otherwise altered or terminated.

Additionally, at the Effective Date, (i) MPU Cayman’s name will be changed from MarsProtocol Inc. to Mega Matrix Inc., and (ii) MPU Cayman will adopt and assume the obligations of the Company under or with respect to certain contracts or agreements as described in the A&R Merger Agreement. The contracts and agreements will become the obligations of MPU Cayman and will be performed in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

The A&R Merger Agreement contains customary closing conditions, including, among others, approval of the Redomicile Merger by the Company’s stockholders, the effectiveness of the registration statement on Form F-4 to be filed by MPU Cayman related to the Redomicile Merger and receipt of required regulatory approvals.

The consent of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the A&R Merger Agreement. The Board of Directors of the Company believes that the Redomicile Merger, to be effected by the A&R Merger Agreement, is advisable and in the best interests of the Company and its stockholders.

Pursuant to the A&R Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the A&R Merger Agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Date, including after the adoption of the A&R Merger Agreement by the Company’s stockholders.

Immediately prior to the Effective Date, the directors and officers of the Company at such time will be elected or appointed as the directors and officers of MPU Cayman (to the extent the directors and officers of MPU Cayman and the Company are not already identical), each such person to have the same office(s) with MPU Cayman (and the same class designations and committee memberships in the case of directors) as he or she held with the Company, with the directors to serve until the earlier of the next meeting of MPU Cayman stockholders at which an election of directors is required for the class to which they have been elected or until their successors are elected or appointed (or their earlier death, disability or retirement).

The A&R Merger Agreement has been approved by the Boards of Directors of each of the Company and MPU Cayman. The Completion of the Redomicile Merger is subject to the required approval of the Company’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 to be filed by MPU Cayman related to the Redomicile Merger, and other customary closing conditions.

The foregoing summary of the A&R Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Additional information about the Redomicile Merger and where to find it

In connection with the proposed Redomicile Merger, the Company will cause MPU Cayman to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 to register the ordinary shares of MPU Cayman to be issued to the stockholders of the Company. The registration statement will include a proxy statement/prospectus of the Company, which will be sent to the stockholders of the Company seeking their approval of the Redomicile Merger and related matters in addition to other matters. In addition, the Company may file other relevant documents concerning the proposed Redomicile Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Stockholders of the Company are urged to read the registration statement on Form F-4 and the proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed Redomicile Merger because they will contain important information about the Company, MPU Cayman and the proposed transaction.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger by and between Mega Matrix Corp. and MarsProtocol Inc., dated April 14, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu Chief Executive Officer

Dated: April 17, 2023

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